UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices, including Zip Code)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2018, The Cooper Companies, Inc. (the “Company”) announced that its Board of Directors (its “Board”) has named Albert G. White III as the President and Chief Executive Officer (“CEO”) of the Company, effective May 1, 2018. Mr. White will succeed Robert S. Weiss, who will retire as President and CEO, effective April 30, 2018.

Mr. White, 49, has served as Chief Financial Officer since November 2016. He also serves as Executive Vice President and Chief Strategy Officer, positions he has held since December 2015 and July 2011, respectively. Since August 2015, Mr. White also oversees and directs our women’s healthcare business and is currently CEO of Cooper Medical, Inc., the parent company to CooperSurgical, Inc. Previously, he served as Vice President, Investor Relations from November 2007 through March 2013 and as Vice President and Treasurer from April 2006 through December 2012. Prior to joining the Company, Mr. White was a Director with KeyBanc Capital Markets for three years and held a number of leadership positions within KeyBank National Association over the prior eight years.

Mr. White’s current compensation is set forth in the Company’s proxy statement filed with the Securities Exchange Commission on February 2, 2018.

ITEM 7.01. Regulation FD Disclosure.

On March 8, 2018, the Company issued a press release announcing the appointment of Mr. White and the retirement of Mr. Weiss. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other The Cooper Companies, Inc. information.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated March 8, 2018, of The Cooper Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

Dated: March 9, 2018	By:	/s/ Albert G. White, III
Albert G. White, III
Executive Vice President, Chief Financial Officer and Chief Strategy Officer